Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2003-A-M
Class A-1  1.29750% Asset Backed Notes
Class A-2A  1.67% Asset Backed Notes
Class A-2B Floating Rate Asset Backed Notes
Class A-3A  2.37% Asset Backed Notes
Class A-3B Floating Rate Asset Backed Notes
Class A-4A  3.10% Asset Backed Notes
Class A-4B Floating Rate Asset Backed Notes
Preliminary Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2003-A-M, as Issuer,  AmeriCredit Financial Services,  Inc., as Servicer,  AFS SENSUB Corp., as Seller, and Systems & Services Technologies, Inc., as Backup Servicer and JPMorgan Chase Bank, as Trust Collateral Agent, dated as of April 10, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	01/01/2004					Original
Monthly Period Ending:	01/31/2004	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	01/06/2004	Initial Purchase	69,220	04/11/2003	04/16/2003	$1,081,081,553
Distribution Date:	02/06/2004	Sub. Purchase #1
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	10	Total	69,220			$1,081,081,553

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance				{1}	$832,968,114

{2}	Purchase of Subsequent Receivables				{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	24,069,278
	{4}	Collections on Receivables paid off during period	{4}	11,341,845
	{5}	Receivables becoming Liquidated Receivables during period	{5}	6,431,348
	{6}	Receivables becoming Purchased Receivables during period	{6}	93,760
	{7}	Other Receivables adjustments	{7}	13
	{8}	Less amounts allocable to Interest	{8}	(10,946,183)

	{9}	Total Monthly Principal Amounts			{9}	30,990,061

{10}	End of period Aggregate Principal Balance				{10}	$801,978,053

{11}	Pool Factor ({10} / Original Pool Balance)				{11}	74.1829375%

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2A	Class A-2B	Class A-3A
{12}	Original Note Balance	{12}	$188,000,000	$186,000,000	$186,000,000	$73,500,000

{13}	Beginning of period Note Balance	{13}	$0	$134,011,448	$134,011,449	$73,500,000

{14}	Noteholders’ Principal Distributable Amount	{14}	0	13,170,776	13,170,776	0
{15}	Noteholders’ Accelerated Principal Amount from Collection Account	{15}	0	0	0	0
{16}	Noteholders’ Accelerated Principal Amount from Spread Account	{16}	0	0	0	0
{17}	Note Prepayment Amount	{17}	0	0	0	0
{18}	Deficiency Amount	{18}	0	0	0	0

{19}	End of period Note Balance	{19}	$0	$120,840,672	$120,840,673	$73,500,000

{20}	Note Pool Factors ( {19} / {12} )	{20}	0.0000000%	64.9681032%	64.9681038%	100.0000000%

			Class A-3B	Class A-4A	Class A-4B		TOTAL
			$73,500,000	$146,500,000	$146,500,000		$1,000,000,000

{21}	Beginning of period Note Balance	{21}	$73,500,000	$146,500,000	$146,500,000		$708,022,897

{22}	Noteholders’ Principal Distributable Amount	{22}	0	0	0		26,341,552
{23}	Noteholders’ Accelerated Principal Amount from Collection Account	{23}	0	0	0		0
{24}	Noteholders’ Accelerated Principal Amount from Spread Account	{24}	0	0	0		0
{25}	Note Prepayment Amount	{25}	0	0	0		0
{26}	Deficiency Amount	{26}	0	0	0		0

{27}	End of period Note Balance	{27}	$73,500,000	$146,500,000	$146,500,000		$681,681,345

{28}	Note Pool Factors ( {27} / {12} )	{28}	100.0000000%	100.0000000%	100.0000000%		68.1681345%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{29}	Beginning of period Pre-Funding Account balance	{29}		$0
{30}	Purchase of Subsequent Receivables	{30}	0
{31}	Investment Earnings	{31}	0
{32}	Investment Earnings Transfer to Collections Account	{32}	0
{33}	Payment of Mandatory Prepayment Amount	{33}	0
{34}	Total Month Activity	{34}		0
{35}	End of period Pre-Funding Account balance	{35}		$0

IV.	OVERCOLLATERALIZATION AMOUNT CALCULATION
{36}	Current Distribution Date Before April 2005?					Yes
{37}	If {36} is Yes, then Overcollateralization Amount 15%						15%
{38}	If {36} is No, then refer to the following table	OC Amount	3mo Avg Delinquency Ratio	Cumulative Net Loss Ratio	Default Ratio	3mo Avg Extension Ratio
		N/A	N/A	N/A	N/A	N/A
{39}	Overcollateralization Amount per Table if applicable						NA
{40}	Overcollateralization Amount						15.00%

V.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{41}	Total Monthly Principal Amounts	{41}		$30,990,061
{42}	Required Pro-forma Note Balance (the product of 100%-Overcollateralization Amount {40} and the Aggregate Principal Balance {10})	{42}	681,681,345
{43}	Pro Forma Note Balance ({21} - {9})	{43}	677,032,836
{44}	Step-down Amount ( {42} - {43} )	{44}		4,648,509
{45}	Principal Distributable Amount ( {41} - {44} )	{45}		$26,341,552

VI.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{46}	Beginning of period Capitalized Interest Account balance	{46}		$0
{47}	Monthly Capitalized Interest Amount	{47}	0
{48}	Investment Earnings	{48}	0
{49}	Investment Earnings Transfer to Collections Account	{49}	0
{50}	Payment of Overfunded Capitalized Interest Amount	{50}	0
{51}	Payment of Remaining Capitalized Interest Account	{51}	0
{52}	Total Month Activity	{52}		0
{53}	End of period Capitalized Interest Account balance	{53}		$0

VII.	RECONCILIATION OF COLLECTION ACCOUNT:
	Available Funds:
	{54}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)							{54}	$35,269,247
	{55}	Liquidation Proceeds collected during period							{55}	2,726,188
	{56}	Purchase Amounts deposited in Collection Account							{56}	93,760
	{57}	Investment Earnings - Collection Account							{57}	18,353
	{58}	Investment Earnings - Transfer From Prefunding Account							{58}	0
	{59}	Investment Earnings - Transfer From Capitalized Interest Account							{59}	0
	{60}	Collection of Supplemental Servicing - Extension Fees							{60}	145,301
	{61}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced							{61}	176,051
	{62}	Collection of Supplemental Servicing - Late Fees							{62}	196,799
	{63}	Monthly Capitalized Interest Amount							{63}	0
	{64}	Mandatory Note Prepayment Amount			Class A-2B		Class A-3B	Class A-4B	{64}	0
	{65}	Proceeds from Swap Agreement			0		0	0	{65}	0
	{66}	Total Available Funds							{66}		38,625,699
	Distributions:				Class A-2B		Class A-3B	Class A-4B
	{67}	Swap Payments to Swap Provider			42,698		53,798	191,752	{67}	288,248
	{68}	Base Servicing Fee - to Servicer							{68}	1,561,815
	{69}	Repo and Recovery Fees - reimbursed to Servicer							{69}	176,051
	{70}	Bank Service Charges - reimbursed to Servicer							{70}	4,893
	{71}	Late Fees - to Servicer							{71}	196,799
	{72}	Backup Servicing fees							{72}	27,766
		Noteholders’ Interest Distributable Amount
		Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
	{73}	Class A - 1	$0	0	1.29750%	31	Actual days/360	$0	{73}	0
	{74}	Class A - 2A	134,011,448	0	1.67000%	30	30/360	186,499	{74}	186,499
	{75}	Class A - 2B	134,011,449	0	1.39000%	31	Actual days/360	160,404	{75}	160,404
	{76}	Class A - 3A	73,500,000	0	2.37000%	30	30/360	145,163	{76}	145,163
	{77}	Class A - 3B	73,500,000	0	1.49000%	31	Actual days/360	94,305	{77}	94,305
	{78}	Class A - 4A	146,500,000	0	3.10000%	30	30/360	378,458	{78}	378,458
	{79}	Class A - 4B	146,500,000	0	1.59000%	31	Actual days/360	200,583	{79}	200,583
	{80}			Security Insurer Premiums - to MBIA					{80}	280,259
	Noteholders’ Principal Distributable Amount
		Class	Principal Distributable	Principal Carryover	Overcollateral Utilized	Mandatory Note Prepayment		Total Principal
	{81}	Class A - 1	0	0	0	0		$0	{81}	0
	{82}	Class A - 2A	13,170,776	0	0	0		13,170,776	{82}	13,170,776
	{83}	Class A - 2B	13,170,776	0	0	0		13,170,776	{83}	13,170,776
	{84}	Class A - 3A	0	0	0	0		0	{84}	0
	{85}	Class A - 3B	0	0	0	0		0	{85}	0
	{86}	Class A - 4A	0	0	0	0		0	{86}	0
	{87}	Class A - 4B	0	0	0	0		0	{87}	0
	{88}	Total distributions							{88}		30,042,795

{89}	Excess Available Funds (or Spread Account Claim Amount )								{89}		8,582,904

{90}	Deposit to Spread Account to Increase to Required Level								{90}		0

{91}	Noteholders’ Accelerated Principal Amount from the Collection Account								{91}		0

{92}	Swap Termination Payments to Swap Provider								{92}		0

{93}	Additional Amounts owed to Insurer not paid in {80} above								{93}		0

{94}	Deposit to Spread Account								{94}		$8,582,904

VIII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{95}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {89} - {90}	{95}	n/a
{96}	Pro Forma Note Balance ({21} - {9})	{96}	n/a
{97}	Required Pro-forma Note Balance (the product of 100%-Overcollateralization Amount {40} and the Aggregate Principal Balance {10})	{97}	n/a
{98}	Excess of Pro Forma Balance over Required Balance ({96} - {97})	{98}	n/a
{99}	Accelerated Principal Amount (lesser of {95} or {98})	{99}		$0
IX.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{100}	Pro Forma Note Balance ({21} - {9})	{100}	n/a
{101}	Required Pro-forma Note Balance (the product of 100%-Overcollateralization Amount {40} and the Aggregate Principal Balance {10})	{101}	n/a
{102}	Excess of Pro Forma Balance over Required Balance ({100} - {101})	{102}	n/a
{103}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {89} - {90}	{103}	n/a
{104}	Accelerated Payment Amount Shortfall ({102} - {103})	{104}		$0

X.	RECONCILIATION OF SPREAD ACCOUNT:
Initial	Total
{105}	Initial or Subsequent Spread Account Deposits	$32,432,447	$32,432,447

{106}	Beginning of period Spread Account balance	{106}	$24,989,043

Additions to Spread Account
{107}	Deposits from Collections Account ({90} + {94})	{107}	8,582,904
{108}	Investment Earnings	{108}	21,626
{109}	Deposits Related to Subsequent Receivables Purchases	{109}	0
{110}	Total Additions	{110}	8,604,530

{111}	Spread Account balance available for withdrawals	{111}	33,593,573

Requisite Amount of Spread Account
{112}	Outstanding Pool Balance times 3%	24,059,342	{112}	24,059,342
{113}	Initial Pool Balance times 2.0%	21,621,631	{113}	0
{114}	If Level I Trigger exists then greater of 6% of Outstanding Pool Balance and 4.0% of Initial Pool Balance	{114}	0
{115}	If Level II Trigger exists then 100% of Aggregate Ending Balance (as specified by MBIA)	{115}	0
{116}	Requisite Amount of Spread Account (If no Level I or Level II Trigger exists, greater of {112} and {113} )	{116}	24,059,342

Withdrawals from Spread Account
{117}	Spread Account Claim Amount	{117}	0
Accelerated Payment Amount Shortfall =	$0
{118}	Noteholders’ Accelerated Principal Amount from the Spread Account	{118}	0
{119}	Costs of Maintaining Security Interest not paid by Servicer	{119}	0
{120}	To any replacement servicer any accrued and unpaid replacement servicer fees, transition costs or additional compensation	{120}	0
{121}	Any Amounts owed to the Insurer not paid from Collection Account	{121}	0
{122}	Related Series Spread Account Claim Amount	{122}	0
{123}	Related Series Requisite Amount Shortfall	{123}	0
{124}	Related Series Accelerated Payment	{124}	0
{125}	Related Series Insurer Payment Amounts	{125}	0
{126}	Backup servicer, any amounts payable by the Servicer not paid by the Servicer	{126}	0
{127}	Reserve Sub-Account deposit of $300,000 through the 23rd Distribution Date, then released to holder(s) of the Certificates	{127}	0
if AmeriCredit is the Servicer	Spread Beginning Sub-Account Balance	300,000
{128}	Remaining Funds - Holder(s) of the Certificates	{128}	9,534,231
Total withdrawals	9,534,231

{129}	End of period Spread Account balance	{129}	24,059,342

XI.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{130}	Aggregate Principal Balance	{130}	801,978,053
	{131}	End of period Note Balance	{131}	681,681,345
	{132}	Line {130} less line {131} (During Funding Period amount equal to zero)	{132}	120,296,708
	{133}	OC level {132} / {130}	{133}	15.00%
	{134}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({129} / {130})	{134}	3.00%
	{135}	OC Percentage ({133} + {134})	{135}		18.00%

By:	/s/James Fehleison
Name:	James Fehleison
Title:	Senior Vice President, Controller
Date:	February 2, 2004

AmeriCredit Automobile Receivables Trust 2003-A-M

Class A-1  1.29750% Asset Backed Notes

Class A-2A  1.67% Asset Backed Notes

Class A-2B Floating Rate Asset Backed Notes

Class A-3A  2.37% Asset Backed Notes

Class A-3B Floating Rate Asset Backed Notes

Class A-4A  3.10% Asset Backed Notes

Class A-4B Floating Rate Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2003-A-M, as Issuer,  AmeriCredit Financial Services,  Inc., as Servicer,  AFS SENSUB Corp., as Seller, and Systems & Services Technologies, Inc., as Backup Servicer and JPMorgan Chase Bank, as Trust Collateral Agent, dated as of April 10,2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	01/01/2004
Monthly Period Ending:	01/31/2004
Prev. Distribution/Close Date:	01/06/2004
Distribution Date:	02/06/2004
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	10

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2A	Class A-2B	Class A-3A
{1}	Original Note Balance	{1}	$188,000,000	$186,000,000	$186,000,000	$73,500,000

{2}	Preliminary End of period Note Balance	{2}	$0	$120,840,672	$120,840,673	$73,500,000

{3}	Deficiency Amount	{3}	0	0	0	0

{4}	End of period Note Balance	{4}	$0	$120,840,672	$120,840,673	$73,500,000

{5}	Note Pool Factors {4} / {1}	{5}	0.0000000%	64.9681032%	64.9681038%	100.0000000%

			Class A-3B	Class A-4A	Class A-4B		TOTAL
			$73,500,000	$146,500,000	$146,500,000		$1,000,000,000

{6}	Preliminary End of period Note Balance	{6}	$73,500,000	$146,500,000	$146,500,000		$681,681,345

{7}	Deficiency Amount	{7}	0	0	0		0

{8}	End of period Note Balance	{8}	$73,500,000	$146,500,000	$146,500,000		$681,681,345

{9}	Note Pool Factors {8} / {1}	{9}	100.0000000%	100.0000000%	100.0000000%		68.1681345%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{10}	Preliminary End of period Spread Account balance					{10}	$24,059,342

{11}	Spread Account Claim Amount from preliminary certificate					{11}	0

{12}	End of period Spread Account balance					{12}	$24,059,342

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{13}	Original Number of Receivables	{13}	69,220
{14}	Beginning of period number of Receivables	{14}	0	58,106
{15}	Number of Subsequent Receivables Purchased	{15}	0	0
{16}	Number of Receivables becoming Liquidated Receivables during period	{16}	3,301	507
{17}	Number of Receivables becoming Purchased Receivables during period	{17}	70	7
{18}	Number of Receivables paid off during period	{18}	9,307	1,050
{19}	End of period number of Receivables	{19}	56,542	56,542

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{20}	Weighted Average APR of the Receivables	{20}	16.45%	16.43%	16.42%
{21}	Weighted Average Remaining Term of the Receivables	{21}	60.00	51.25	50.39
{22}	Weighted Average Original Term of Receivables	{22}	64.00	64.00	64.00
{23}	Average Receivable Balance	{23}	$15,618	$14,335	$14,184
{24}	Aggregate Realized Losses	{24}	$0	$22,984,407	$26,689,567

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage

	{25}	31-60 days	{25}	3,246	$43,591,060	5.23%
	{26}	61-90 days	{26}	855	11,369,231	1.36%
	{27}	over 90 days	{27}	301	4,015,820	0.48%
	{28}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{28}	4,402	$58,976,111	7.07%

VI.	PERFORMANCE TESTS:

	Delinquency Ratio
	{29}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({26} + {27})	{29}	$15,385,051
	{30}	Beginning of period Principal Balance	{30}	832,968,114
	{31}	Delinquency Ratio {29} divided by {30}	{31}		1.85%
	{32}	Previous Monthly Period Delinquency Ratio	{32}		1.76%
	{33}	Second previous Monthly Period Delinquency Ratio	{33}		1.67%

	{34}	Average Delinquency Ratio ({31} + {32} + {33}) / 3	{34}		1.76%

	{35}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.75% )	{35}		yes

	Cumulative Default Rate
	{36}	Defaulted Receivables in Current Period	{36}	$6,431,430
	{37}	Cumulative Defaulted Receivables from last month	{37}	47,320,136
	{38}	Cumulative Defaulted Receivables {36} + {37}	{38}	53,751,566
	{39}	Original Pool Balance	{39}	1,081,081,553
	{40}	Cumulative Default Rate {38} divided by {39}	{40}		4.97%

	{41}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 10.00%.)	{41}		yes

	Cumulative Net Loss Rate
	{42}	Receivables becoming Liquidated Receivables during period	{42}	$6,431,348
	{43}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{43}
	{44}	Liquidation Proceeds collected during period	{44}	(2,726,188)
	{45}	Net Losses during period {42} + {43} + {44}	{45}	3,705,160
	{46}	Net Losses since Initial Cut-off Date (Beginning of Period)	{46}	22,984,407
	{47}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({45} + {46}) / {49}	{47}		2.46%
	{48}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period	{48}	5,181,913
	{49}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{49}	1,081,081,553
	{50}	Cumulative Net Loss Rate ({45} + {46} + {48}) / {49}	{50}		2.94%

	{51}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 6.17%.)	{51}		yes

	Extension Rate
	{52}	Principal Balance of Receivables extended during current period	{52}	$16,549,139
	{53}	Beginning of Period Aggregate Principal Balance	{53}	832,968,114
	{54}	Extension Rate {52} divided by {53}	{54}		1.99%
	{55}	Previous Monthly Extension Rate	{55}		2.33%
	{56}	Second previous Monthly Extension Rate	{56}		2.15%

	{57}	Average Extension Rate ({54} +{55} +{56}) / 3	{57}		2.15%

	{58}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4%.)	{58}		yes

By:	/s/James Fehleison
Name:	James Fehleison
Title:	Senior Vice President, Controller
Date:	February 2, 2004